UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-KA

                              CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
   1934

                               June 7, 1996
                    (Date of earliest event reported)

                            Help at Home, Inc.
          (Exact name of registrant as specified in its charter)

   Delaware                      33-97034                 36-4033986
   (State or other          Commission File Number     (IRS Employer
   of incorporation)                                       ID Number)

   223 West Jackson, Suite 500
   Chicago, IL                                  60606
   (Address of Principal Executive Offices)     (Zip Code)

   (312) 663-4244
   (Registrant s telephone number, including area code)

       THIS DOCUMENT IS A COPY OF THE 8-KA FILED ON AUGUST 26, 1996 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.


                          Financial Statements
                                 (Item 7)
        Financial statements, as audited and prepared by Eubank &
   Betts, PLLC, of Jackson, MS for HASC Staffing Systems, Inc.,
   Homemakers of Montgomery, Inc., and Statewide Healthcare Services, Inc. are submitted herewith as Exhibits 1-3, respectively.

                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

                            Help at Home, Inc.
                               (Registrant)

   Date:     August 26, 1996               \s\ Sharon S. Harder
                                            Chief Financial Officer

                                EXHIBIT 1




                       HASC STAFFING SYSTEMS, INC.
                           FINANCIAL STATEMENTS
                        PERIOD ENDED MAY 31, 1996
                                   AND
                       YEAR ENDED DECEMBER 31, 1995

                        INDEPENDENT AUDITOR S REPORT




   To the Board of Directors
   HASC Staffing Systems, Inc.
   Jackson, Mississippi


        We have audited the accompanying balance sheets of HASC Staffing Systems, Inc.,as of May 31, 1996 and December 31, 1995, and the related statements of income (loss)and retained earnings and cash flows for the five month period and year then ended, respectively. These financial statements are the responsibility of the Company s management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HASC Staffing Systems, Inc. as of May 31, 1996, and December 31, 1995, and the results of its operations and its cash flows for the five month period and year then ended, respectively, in conformity with generally accepted accounting principles.


                                           \EUBANK & BETTS, PLLC


   Jackson, Mississippi
   July 31, 1996

                       HASC STAFFING SYSTEMS, INC.
                              Balance Sheets
                    May 31, 1996 and December 31, 1995
                                  ASSETS
                                               1996           1995
   Current assets:
        Cash                               $128,724       $      -
        Due from related parties            771,078        793,987
        Prepaid insurance                     3,653         15,961
                                           ________       ________
             Total current assets           903,455        809,948

   Equipment, furniture and fixtures,
   net of accumulated depreciation           76,853         88,331

   Other assets                              13,230         12,693
                                           ________       ________

             Total assets                  $993,538       $910,972
                                           ========       ========
                   LIABILITIES AND STOCKHOLDERS  EQUITY

   Current liabilities:
        Accounts payable                   $ 40,227       $ 73,173
        Accrued expenses                     77,514         39,914
        Leases payable - Current              6,254         11,202
        Notes payable                       320,000        270,000
        Current portion of long term debt    31,160         51,640
                                           ________       ________
             Total current liabilities      475,155        445,929

   Leases payable -long term                 17,402         17,402
   Long-term debt                           232,170        232,170
   Notes payable - stockholder              128,939         81,939
                                           ________       ________
             Total liabilities              853,666        777,440
                                           ________       ________
   Stockholders  equity:
        Common stock - $10 par value,
        1,000 shares authorized and issued,
        500 shares outstanding               10,000         10,000
        Additional paid-in capital            1,344          1,344
        Retained earnings                   128,628        122,288
                                           ________       ________
                                            139,972        133,632
        Less: treasury stock, at cost          (100)          (100)
                                           ________       ________
             Total stockholder s equity     139,872        133,532
                                           ________       ________

             Total liabilities and
             stockholder s equity          $993,538       $910,972
                                           ========       ========

                See accompanying notes to financial statements.

                       HASC STAFFING SYSTEMS, INC.
            Statements of Income (Loss) and Retained Earnings
  Seven Month Period Ended May 31, 1996 and Year Ended December 31,1995

                                              1996         1995
   Revenues:
        Management fees                   $ 392,977   $ 943,692
                                           ________   _________

   Expenses:
        Advertising and promotion            18,172     101,745
        Depreciation                         11,478      17,210
        Equipment rent                          877       7,052
        Interest                             25,273      53,217
        Occupancy                            47,040     101,467
        Office supplies and expense          16,447      50,354
        Other employee costs                 25,485      75,903
        Professional fees                    15,304      24,916
        Repairs and maintenance               3,873      10,667
        Salaries and wages                  206,999     457,575
        Taxes and licenses                      723       1,081
        Telephone                            10,963      25,965
        Travel and entertainment              4,003      20,397
                                           ________   _________
             Total expenses                 386,637     947,549
                                           ________   _________
   Net income (loss)                          6,340      (3,857)

   Retained earnings,
   beginning of period                      122,288     126,145
                                           ________   _________

   Retained earnings,
   end of period                          $ 128,628   $ 122,288
                                          =========   =========

            See accompanying notes to financial statements.

                       HASC STAFFING SYSTEMS, INC.
                         Statements of Cash Flows
     Five Month Period Ended May 31, 1996 and Year Ended December 31,
                                   1995

                                                     1996        1995
   Cash flows provided by (used for)
   operating activities:
        Net income (loss)                       $  6,340    $ (3,857)
        Adjustments to reconcile net income
        (loss) to net cash provided
        by (used for) operating activities:
        Depreciation                              11,478      17,210
        (Increase) decrease in assets:
             Due from related parties             22,909     (45,992)
             Prepaid expenses                     12,308     (10,681)
             Other assets                           (537)     (6,774)
        Increase (decrease) in liabilities:
             Trade accounts payable              (32,946)     39,308
             Accrued liabilities                  37,600       7,834
                                                _________   ________
   Net cash provided by (used for) operating
   activities                                     57,152      (2,952)
                                                _________   ________

   Cash used for investing activities:
        Purchase of property and equipment             -     (37,740)
                                                _________   ________
   Cash flows provided by (used for)
   financing activities:
        Advances from stockholder                 47,000       7,448
        Advances on debt and notes payable        50,000      35,495
        Principal payments on capital
         lease obligations                       (20,480)    (57,231)
        Principal payments on debt and
        notes payable                             (4,948)     (7,961)
                                                _________   ________
             Net cash provided by (used for)
              financing activities                 71,572    (22,249)
                                                _________   ________

   Net increase (decrease) in cash                128,724    (62,941)
   Cash, beginning of period                            -     62,941
                                                 ________   ________
   Cash, end of period                           $128,724   $      -
                                                 ========   ========
   Supplemental disclosures:
        Interest paid during period              $ 22,512   $ 53,860

        Income taxes paid during period          $      -   $      -
   Supplemental disclosure of noncash investing and financing activities:
        During the year ended December 31, 1995, the Company purchased equipment totaling $23,276 under capital lease obligations.

              See accompanying notes to financial statements.

                       HASC STAFFING SYSTEMS, INC.
                      Notes to Financial Statements
                    May 31, 1996 and December 31, 1995


   Note 1- Summary of significant accounting policies:

        The summary of significant accounting policies is presented to assist in understanding the financial statements. The financial statements and notes are representations of HASC Staffing Systems, Inc. s management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in place for the period ended May 31, 1996 and the year ended December 31, 1995.

   Nature of business:
        HASC Staffing Systems, Inc.,(The Company) was incorporated under the laws of the state of Mississippi in 1986, for the purpose of providing management services to home health care service providers.

   Revenue recognition:
        The Company maintains its books on the accrual method of accounting, whereby income is recognized when earned and expenses are recognized as incurred.

   Accounts receivable:
        The Company records revenue and the corresponding accounts receivable when earned. All of the Company s receivables are from related parties. No allowance for doubtful accounts is considered necessary.

   Equipment, furniture and fixtures:
        Equipment, furniture and fixtures are carried at cost, less accumulated depreciation. The cost of property and equipment is depreciated over the estimated useful lives of the related assets. Depreciation is computed using the straight line method for financial reporting purposes and accelerated methods for income tax purposes. Amortization of capitalized lease costs is included in depreciation expense.

   Income taxes:
        The Company s stockholders have elected S corporation status under the Internal Revenue Code, thereby consenting to include the income or losses in their individual tax returns. Accordingly,
   there   is  no  provision  for  income  taxes  in  these  financial statements.

   Treasury stock:
        Treasury stock includes the repurchase of five hundred shares of stock at cost.

   Cash equivalents:
        For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

   Use of estimates:
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expense during the reporting period. Actual results could differ from those estimates.

   Affiliated companies:
        The Company s stockholders are also shareholders in the following companies:

        Statewide Healthcare Services, Inc.
        Homemakers of Montgomery, Inc.

   Concentration of credit risk:
        A s    previously  discussed  the  Company  provides  services
   primarily to related entities.

        A t   times,  the  Company  maintains  balances  at  financial
   institutions in excess of the amount insured by the Federal Deposit Insurance Corporation.

   Note 2 - Equipment, furniture and fixtures:

        The details of equipment, furniture and fixtures were as
   follows:
                                          May 31,   December 31,
                                            1996         1995
   Equipment, furniture and fixtures     $ 150,644    $ 150,644
        Less accumulated depreciation      (73,791)     (62,313)
                                         _________    _________

                                         $  76,853    $  88,331
                                         =========    =========

        The total amount recorded as capital leases at May 31, 1996 and December 31, 1995, totaled $43,524. Accumulated depreciation at May 31, 1996 and December 31, 1995, totaled $20,874 and $15,729, respectively.

        Depreciation for the five month period ended May 31, 1996 and the year ended December 31, 1995, amounted to $11,478 and $17,210 respectively.

   Note 3-Related party transactions:
        The details of amounts due (to)/from affiliated companies were as follows:
                                          May 31,       December 31,
                                            1996          1995

   Homemakers of Montgomery, Inc.       $ 143,955        $ 235,653
   Statewide Healthcare Services, Inc.    627,123          558,334
                                        _________        _________
                                        $ 771,078        $ 793,987
                                        =========        =========

        The  note  payable-stockholder  represents  operating advances
   from  one  of  the Company s shareholders.   The note payable bears
   interest at 6% and was repaid after May 31, 1996.

        The Company performs general management functions for two related home health service agencies, Homemakers of Montgomery, Inc., and Statewide Healthcare Services, Inc. All management fees are derived from these services.

   Note 4-Capital leases:
        The Company leases certain equipment under leases classified as capital leases. Future minimum lease payments under the capital leases are as follows:

        June 1, 1996 - December 31,1996           $   7,330
        1997                                          7,211
        1998                                          5,788
        1999                                          4,132
                                                   ________
                                                     24,461
        Less amount representing interest              (805)
                                                   ________
   Present value of minimum
   capital lease payments                            23,656
   Less: current portion
   (due on or before December 31, 1996)              (6,254)
                                                   ________
   Long-term portion
   of capitalized lease obligations                $ 17,402
                                                   ========

   Note 5- Notes payable and long-term debt:
        The Company had short-term installment notes payable to a bank at May 31, 1996 and December 31, 1995, totaling $320,000 and $270,000, respectively. The notes renew monthly and bear interest at the market rate at the date of renewal and are collateralized by cash and commercial paper of Statewide Healthcare Services, Inc., (Statewide) and Homemakers of Montgomery, Inc., (Homemakers).

        The following are details of long-term debt:
                                           May 31,   December 31,
                                            1996         1995

   Toyota Motor Credit Corp., 8.125%,
   due in installments of $869 through
   October 1999, collateralized by an
   automobile                            $ 31,008      $ 34,234

   Note payable bank, 8.5% due in
   installments of $5,200 through
   April 1997, with the balance
   due May 1997, collateralized
   by cash and commercial paper
   of Statewide and Homemakers            232,322       249,576
                                         ________      ________

        Total long-term debt              263,330       283,810
        Current portion of long-term debt (31,160)      (51,640)
                                         ________      ________

        Long-term debt                   $232,170      $232,170
                                         ========      ========

   The principal maturities of long-term debt are as follows:

        Due on or before:
             December 31, 1996           $ 31,160
             December 31, 1997            214,470
             December 31, 1998              9,328
             December 31, 1999             8,372
                                        ________

             Total long-term debt       $263,330
                                        ========

   Note 6-Operating leases:

        The Company pays $3,100 each month for office space leased on a month to month basis to one of the Company s shareholders. Under a second lease agreement, the Company pays $5,084 per month for office space under a lease expiring December 1998. This lease provides for additional rental payments based on increases in basic operating costs, as defined in the lease agreement, over the initial year of the lease. These leases are classified as operating leases. Rental expense for the five months ended May 31, 1996 and the year ended December 31, 1995, totaled $39,720 and $75,113, respectively.

   Note 7-Fair value of financial instruments:

        F a ir value approximates the carrying amount for cash, receivables and payables. The interest rates on debt approximate the current rates at which the Company could borrow funds and, thus, approximate fair value. It is not practical to estimate the fair value of the note payable-stockholder as the transactions underlying the liability were consummated between related parties.

   Note 8-Subsequent event:

        In June 1996, the Company s stock was sold to Help at Home, Inc., a national home health provider, for an amount in excess of book value. The note payable - stockholder was repaid in connection with the sale. Long-term debt of $232,322 and notes payable of $320,000 have also been repaid subsequent to May 31, 1996.

                                EXHIBIT 2




                      HOMEMAKERS OF MONTGOMERY, INC.
                           FINANCIAL STATEMENTS
                        PERIOD ENDED MAY 31, 1996
                                   AND
                       YEAR ENDED OCTOBER 31, 1995

                       INDEPENDENT AUDITOR S REPORT



   To the Board of Directors
   Homemakers of Montgomery, Inc.
   Jackson, Mississippi


        We have audited the accompanying balance sheets of Homemakers of Montgomery, Inc., as of May 31, 1996 and October 31, 1995, and the related statements of income and retained earnings (deficit) and cash flows for the seven month period and year then ended, respectively. These financial statements are the responsibility of the Company s management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Homemakers of Montgomery, Inc., as of May 31, 1996, and October 31, 1995, and the results of its operations and its cash flows for the seven month period and year then ended, respectively, in conformity with generally accepted accounting principles.


                                           \EUBANK & BETTS, PLLC

   Jackson, Mississippi
   July 31, 1996


                      HOMEMAKERS OF MONTGOMERY, INC.
                              Balance Sheets
                    May 31, 1996 and October 31, 1995
                                  ASSETS
                                                       1996      1995
   Current assets:
        Cash                                    $  3,471  $  3,479
        Trade accounts receivable                210,883   194,518
        Other assets                                 771     1,458
                                                ________  ________
             Total current assets                215,125   199,455

   Equipment, furniture and fixtures,
   net of accumulated depreciation                 9,608    13,420
                                                ________  ________

             Total assets                       $224,733  $212,875
                                                ========  ========

                   LIABILITIES AND STOCKHOLDERS  EQUITY

   Current liabilities:
        Accounts payable                        $  51,52  $ 38,955
        Accrued expenses                          85,913    82,174
        Due to related parties                   186,303   183,753
        Current portion - capital leases           3,816     7,854
                                                 _______  ________
             Total current liabilities           327,554   312,736

   Note payable - stockholder                     96,000    96,000
   Long-term portion of capital leases             2,099     2,548
                                                ________  ________
             Total liabilities                   425,653   411,284
                                                ________  ________
   Stockholder s equity:
        Common stock - $1 par value,
        10,000 shares authorized, 5,000
        shares issued, outstanding                 5,000     5,000
        Retained earnings (deficit)             (205,920) (203,409)
                                                ________  ________
             Total stockholder s equity         (200,920) (198,409)
                                                ________  ________

             Total liabilities and
             stockholder s equity               $224,733  $212,875
                                                ========  ========

             See accompanying notes to financial statements.


                      HOMEMAKERS OF MONTGOMERY, INC.
           Statements of Income and Retained Earnings (Deficit)
     Seven Month Period Ended May 31, 1996 and Year Ended October 31,
                                   1995

                                              1996           1995
   Revenues:
        Health care services               $ 962,339      $1,618,350
                                           _________      __________

   Expenses:
        Advertising and promotion                 31           1,229
        Bad debt expense                         140               -
        Depreciation                           4,561           6,094
        Employee training                      3,228           3,248
        Interest                               1,489           1,373
        Labor                                570,210         978,182
        Management fees                      171,196         302,815
        Medical supplies                      29,630          58,508
        Occupancy                                884           1,972
        Office supplies and expense           14,769          23,747
        Other employee costs                 117,730         204,408
        Professional fees                      8,392          16,039
        Rent                                  10,258           8,099
        Repairs and maintenance                1,909           3,841
        Taxes and licenses                     1,843           1,922
        Travel and entertainment              28,580          52,770
                                           _________      __________
             Total expenses                  964,850       1,664,247

   Net loss                                   (2,511)        (45,897)

   Retained earnings (deficit),
   beginning of period                      (203,409)       (157,512)
                                           _________      __________

   Retained earnings (deficit),
   end of period                           $(205,920)      $(203,409)
                                           =========      ==========

             See accompanying notes to financial statements.

                      HOMEMAKERS OF MONTGOMERY, INC.
                         Statements of Cash Flows
     Seven Month Period Ended May 31, 1996 and Year Ended October 31,
                                   1995

                                              1996           1995
   Cash flows provided by (used for)
   operating activities:
        Net loss                           $ (2,511)      $ (45,897)
        Adjustments to reconcile net loss to
        net cash provided by operating
        activities:
        Depreciation                          4,561           6,094
        Bad debt expense                        140               -
   (Increase) decrease in assets:
             Trade accounts receivable      (16,504)        (48,789)
             Other assets                       687            (288)
        Increase (decrease) in liabilities:
             Trade accounts payable          12,567            (469)
             Accrued liabilities              3,739           9,376
             Increase in payables to
             related parties                  2,550          86,064
                                           ________       _________

   Net cash provided by operating activities  5,229           6,091
                                           ________       _________


   Cash used for investing activities:
        Purchase of property and equipment     (750)           (670)
                                           ________       _________

   Cash flows used for financing activities:
        Principal payments on capital lease
        obligations                          (4,487)         (5,632)
                                           ________       _________
   Net decrease in cash                          (8)           (211)

   Cash, beginning of period                  3,479           3,690
                                           ________       _________

   Cash, end of period                       $3,471          $3,479
                                           ========       =========
   Supplemental disclosures:
        Interest paid during period          $1,489          $1,373
                                           ========       =========


   Supplemental disclosures of noncash investing and financing activities:
        During the year ended October 31, 1995, the Company purchased
   $ 16,033 of equipment under capital lease obligations.

             See accompanying notes to financial statements.

                      HOMEMAKERS OF MONTGOMERY, INC.
                      Notes to Financial Statements
                    May 31, 1996 and October 31, 1995


   Note 1- Summary of significant accounting policies:

        The summary of significant accounting policies is presented to assist in understanding the financial statements. The financial s t a tements and notes are representations of Homemakers of Montgomery, Inc. s management, who is responsible for their integrity and objectivity. Those accounting policies conform to generally accepted accounting principles in place for the period ended May 31, 1996 and the year ended October 31, 1995.

   Nature of business:
        Homemakers of Montgomery, Inc. (The Company) was incorporated under the laws of the state of Alabama in 1975, for the purpose of providing home health care services and employee leasing services for hospitals, clinics and individuals.

   Revenue recognition:
        The Company maintains its books on the accrual method of accounting, whereby income is recognized when earned and expenses are recognized as incurred. Service revenues are recorded at the established rate or the amount agreed with third party payers (e.g., Medicare, Medicaid, HMO s, and other insurance companies).

   Accounts receivable:
        The Company records revenue and the corresponding accounts receivable when earned. The Company extends credit to its customers in the normal course of business and performs ongoing credit evaluations of its customers. An allowance for doubtful accounts is provided based on historical experience and management s evaluation of outstanding accounts receivable. No allowance for doubtful accounts is considered necessary at May 31, 1996, and October 31, 1995, respectively.

   Equipment, furniture and fixtures:
        Equipment, furniture and fixtures are carried at cost less accumulated depreciation. The cost of equipment, furniture and fixtures is depreciated over the estimated useful lives of the related assets. Depreciation is computed using the straight line method for financial reporting purposes and accelerated methods for income tax purposes.

   Income taxes:
        The Company s stockholders have elected S corporation status under the Internal Revenue Code, thereby consenting to include the income or losses in their individual tax returns. Accordingly,
   there   is  no  provision  for  income  taxes  in  these  financial statements.

   Cash equivalents:
        For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

   Use of estimates:
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expense during the reporting period. Actual results could differ from those estimates.

   Affiliated companies:
        The Company s stockholders are also shareholders in the following companies:
        HASC Staffing Systems, Inc.
        Statewide Healthcare Services, Inc.

   Concentration of credit risk:
        The Company provides home health services primarily to patients in Mississippi and Alabama. The Company also provides the majority of its services under contracts with federal, state and local payers including various insurance companies and HMO s. Services provided under these contracts are subject to federal and state regulations for the health care industry.

   Note 2 - Equipment, furniture and fixtures:

        The details of equipment, furniture and fixtures were as
   follows:
                                                   May 31,  October 31,
                                                    1996      1995
   Equipment, furniture and fixtures             $ 25,789    $ 25,040
        Less accumulated depreciation             (16,181)    (11,620)
                                                 ________    ________
                                                 $  9,608    $ 13,420
                                                 ========    ========

   Depreciation for the seven month period ended May 31, 1996 and the year ended October 31, 1995, totaled $4,561 and $6,094, respectively.

   Note 3-Related party transactions:
        The details of amounts due to affiliated companies were as follows:

                                              May 31,     October 31,
                                               1996           1995

   Statewide Healthcare Services, Inc.       $ 42,348       $ 20,928
   HASC Staffing Systems, Inc.                143,955        162,825
                                            _________      _________

                                             $186,303       $183,753
                                            =========      =========

        The note payable - stockholder represents operating advances from one of the Company s shareholders. The note payable bears interest at 6% and is was repaid after May 31, 1996.

        The general management functions of the Company are performed by HASC Staffing Systems, Inc.,(HASC). HASC allocates cost for management to the Company. These costs are reflected on the financial statements as management fees and totaled $171,196 and $302,815 for the seven months ended May 31, 1996, and the year ended December 31, 1995, respectively.

   Note 4-Capital leases:
        The Company leases certain equipment under leases classified as capital leases. At May 31, 1996, future minimum lease payments under the capital leases are as follows:

        June 1, 1996 - October 31,1996       $  3,988
        Year ended October 31, 1997             2,141
                                            _________
                                                6,129
   Less amount representing interest             (214)

   Present value of future minimum
   capital lease payments                       5,915
   Less: current portion
   (due on or before October 31, 1996)         (3,816)
                                            _________

   Long-term portion                         $  2,099
                                            =========

   Note 7-Fair value of financial instruments:

        Fair value approximates the carrying amount for cash, receivables and payables. It is not practical to estimate the fair value of the note payable -stockholder, as the transactions underlying the liability were consummated between related parties.

   Note 9-Subsequent event:

        In June 1996, the Company s stock was sold to Help at Home, Inc., a national home health provider, for an amount in excess of book value. The note payable - stockholder was repaid in connection with the sale.

                                EXHIBIT 3

                   STATEWIDE HEALTHCARE SERVICES, INC.
                           FINANCIAL STATEMENTS
                        PERIOD ENDED MAY 31, 1996
                                   AND
                       YEAR ENDED DECEMBER 31, 1995

                       INDEPENDENT AUDITORS  REPORT




   To the Board of Directors
   Statewide Healthcare Services, Inc.
   Jackson, Mississippi


        We have audited the accompanying balance sheets of Statewide Healthcare Services, Inc. as of May 31, 1996 and December 31, 1995, and the related statements of income and retained earnings (deficit) and cash flows for the five month period and year then e n d e d, respectively. These financial statements are the responsibility of the Company s management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Statewide Healthcare Services, Inc., as of May 31, 1996, and December 31, 1995, and the results of its operations and its cash flows for the five month period and year then ended, respectively, in conformity with generally accepted accounting principles.


                                      \EUBANK & BETTS, PLLC

   Jackson, Mississippi
   July 31, 1996

                   STATEWIDE HEALTHCARE SERVICES, INC.
                              Balance Sheets
                    May 31, 1996 and December 31, 1995
                                  ASSETS
                                                     1996      1995
   Current assets:
        Cash                                    $   3,554 $   3,577
        Trade accounts receivable, net of
        allowance for doubtful accounts
        ($47,773 and $117,029 at May 31, 1996
        and December 31, 1995, respectively)      700,691   579,680
        Other receivables                             792     8,634
        Other assets                                1,397     1,397
                                                _________ _________
             Total current assets                 706,434   593,288

   Equipment, furniture and fixtures,
   net of accumulated depreciation                 14,233    15,218
                                                _________ _________

             Total assets                       $ 720,667 $ 608,506
                                                ========= =========

                   LIABILITIES AND STOCKHOLDERS  EQUITY


   Current liabilities:
        Accounts payable                        $  28,949 $  27,012
        Accrued expenses                          124,432    89,812
        Due to related parties                    584,775   515,342
        Leases payable - current                    3,044     1,571
                                                _________ ________
             Total current liabilities            741,200   633,737

   Leases payable - long term                         578     3,918

   Notes payable - stockholder                     97,705   106,206
                                                _________ _________

             Total liabilities                    839,483   743,861
                                                _________ _________

   Stockholders  equity:
        Common stock - $1 par value, 1,000 shares
        authorized, issued and outstanding          1,000     1,000
        Retained earnings (deficit)              (119,816) (136,355)
                                                _________ _________
             Total stockholders  equity          (118,816) (135,355)
                                                _________ _________

             Total liabilities and
             stockholders equity                $ 720,667 $ 608,506
                                                ========= =========

             See accompanying notes to financial statements.


                   STATEWIDE HEALTHCARE SERVICES, INC.
           Statements of Income and Retained Earnings (Deficit)
     Five Month Period Ended May 31, 1996 and Year Ended December 31,
                                   1995

                                              1996           1995
   Revenues:
        Health care services               $1,672,307     $3,517,388
                                           __________     __________

   Expenses:
        Advertising and promotion               5,234         12,521
        Bad debt expense                       31,139         19,218
        Depreciation                            1,889          5,113
        Employee training                       1,026          1,364
        Interest                                1,285            679
        Labor                               1,093,000      2,275,804
        Management fees                       266,941        628,932
        Medical supplies                        5,745          5,269
        Office supplies and expense            18,593         40,809
        Other employee costs                  176,352        344,458
        Professional fees                       1,718          4,235
        Rent                                    2,819          9,931
        Repairs and maintenance                 2,408          2,739
        Taxes and licenses                      2,518          1,798
        Telephone                               9,061         26,319
        Travel and entertainment               36,040         89,528
                                           __________     __________
             Total expenses                 1,655,768      3,468,717

   Net income                                  16,539         48,671

   Retained earnings (deficit),
   beginning of period                       (136,355)      (185,026)
                                           __________     __________

   Retained earnings (deficit),
   end of period                           $ (119,816)    $ (136,355)
                                           ==========     ==========

              See accompanying notes to financial statements

                         STATEWIDE HEALTHCARE SERVICES, INC.
                         Statements of Cash Flows
  Five Month Period ended May 31, 1996 and Year Ended December 31,1995
                                                       1996      1995
   Cash Flow provided by (used for)operating
   activities:
        Net income                              $  16,539 $  48,671
        Adjustments to reconcile net income to
        net cash provided by operating activities:
             Bad debt expenses                     31,139    19,218
             Depreciation                           1,889     5,113
             Loss on sale of equipment                271         -
             (Increase) decrease in assets:
                  Trade accounts receivable      (152,150)   16,479
                  Other receivables                 7,842    (1,300)
                  Other assets                          -     2,619
             Increase (decrease) in liabilities
                  Trade accounts payable            1,937     4,069
                  Accrued liabilites               34,620    (6,821)
                  Payables to related parties      69,433   (28,839)
                                                _________ _________
             Net cash provided by operating
             activities                            11,520    59,209
                                                _________ _________

   Cash provided by (used for) investing activities:
        Proceeds from sale of equipment               325         -
        Purchases of equipment, furniture
        and fixtures                               (1,500)     (736)
                                                _________ _________
        Net cash used for investing activities     (1,175)     (736)
                                                _________ _________

   Cash flows used for financing activities:
        Payments on notes payable -Stockholder     (8,501)  (55,000)
        Principal payments on capital lease
        obligations                                (1,867)   (3,461)
                                                _________ _________
             Net cash provided by financing
             activities                           (10,368)  (58,461)
                                                _________ _________
   Net increase (decrease) in cash                    (23)       12
   Cash, beginning of period                        3,577     3,565
                                                _________ _________
   Cash, end of period                          $   3,554 $   3,577
                                                ========= =========
   Supplemental disclosures:
        Interest paid during period             $   1,285 $     679
                                                ========= =========

        Income taxes paid during period         $       -  $      -
                                                ========= =========
   Supplemental disclosure of noncash investing and financing activities:
        During the year ended December 31, 1995, the Company purchased equipment totaling $8,950 under capital lease obligations.

             See accompanying notes to financial statements.

                   STATEWIDE HEALTHCARE SERVICES, INC.
                      Notes to Financial Statements
                    May 31, 1996 and December 31, 1995

   Note 1- Summary of significant accounting policies:

        The summary of significant accounting policies is presented to assist in understanding the financial statements. The financial statements and notes are representations of Statewide Healthcare Services, Inc. s management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in place for the period ended May 31, 1996 and the year ended December 31, 1995.

   Nature of business:
        S t a tewide Healthcare Services, Inc. (The Company) was incorporated under the laws of the state of Mississippi in 1974, for the purpose of providing home health care services and employee leasing services for hospitals, clinics and individuals.

   Revenue recognition:
        The Company maintains its books on the accrual method of accounting, whereby income is recognized when earned and expenses are recognized as incurred. Service revenues are recorded at the established rate or the amount agreed with third party payers (e.g., Medicaid, HMO s, and other insurance companies).

   Accounts receivable:
        The Company records revenue and the corresponding accounts receivable when earned. The Company extends credit to its customers in the normal course of business and performs ongoing credit evaluations of its customers. An allowance for doubtful accounts is provided based on historical experience and management s evaluation of outstanding accounts receivable.

   Equipment, furniture and fixtures:
        Equipment, furniture and fixtures are carried at cost less accumulated depreciation. The cost of property and equipment is depreciated over the estimated useful lives of the related assets. Depreciation is computed using the straight line method for financial reporting purposes and accelerated methods for income tax purposes.

   Income taxes:
        The  Company  s stockholders have elected S corporation status under the Internal Revenue Code, thereby consenting to include the income or losses in their individual tax return. Accordingly,
   there   is  no  provision  for  income  taxes  in  these  financial statements.

   Cash equivalents:
        For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

   Use of estimates:
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expense during the reporting period. Actual results could differ from those estimates.

   Affiliated companies:
        The Company s stockholders are also shareholders in the following companies:
        HASC Staffing Systems, Inc.
        Homemakers of Montgomery, Inc.

   Concentration of credit risk:
        The Company provides home health services primarily to patients in Mississippi and Alabama. The Company also provides the majority of its services under contracts with federal, state and local payers including various insurance companies and HMO s. Services provided under these contracts are subject to federal and state regulations for the health care industry.

   Note 2 - Equipment, furniture and fixtures:

        The details of equipment, furniture and fixtures were as
   follows:
                                                May 31,   December 31,
                                                 1996        1995
   Equipment, furniture and fixtures            $ 76,638   $ 76,262
        Less accumulated depreciation            (62,405)   (61,044)
                                                ________   ________

                                                $ 14,233  $  15,218
                                                ========  =========

   Depreciation for the five-month period ended May 31, 1996 and the year ended December 31, 1995, amounted to $1,889 and $5,113, respectively.

   Note 3-Related party transactions:
        The details of amounts due (to)/from affiliated companies were as follows:
                                                May 31,   December 31,
                                                 1996        1995
        Homemakers of Montgomery                $  42,348  $  42,992
        HASC Staffing Systems                    (627,123)  (558,334)
                                                _________  _________

                                                $(584,775) $(515,342)
                                                =========  =========

        The note payable -stockholder payable represents operating advances from one of the Company s shareholders. The note payable bears interest at 6% and was repaid after May 31, 1996.

        The general management functions of the Company are performed by HASC Staffing Systems, Inc.,(HASC). HASC allocates cost for management to the Company. These costs are reflected on the financial statements as management fees and totaled $266,941 and $628,932 for the five-month period ended May 31, 1996, and the year ended December 31, 1995, respectively.

   Note 4-Capital leases:
        The Company leases certain equipment under leases classified as capital leases. Future minimum lease payments under the capital leases are as follows:

        June 1, 1996 - December 31,1996              $ 3,104
        1997                                             676
                                                     _______
                                                       3,780
   Less amount representing interest                    (158)
                                                     _______

   Present value of minimum
   capital lease payments                              3,622
   Less: current portion
   (due on or before December 31, 1996)               (3,044)
                                                     _______

   Long-term portion                                 $   578
                                                     =======

   Amortization of capitalized lease cost is included in depreciation expense.

   Note 5- Operating leases:

        The Company pays $450 each month for office space leased on a month to month basis. This lease is classified as an operating lease.

   Note 6 - Fair value of financial instruments:

        F a ir value approximates the carrying amount for cash, receivables and payables. It is not practical to estimate the fair v a lue of the note payable-stockholder, as the transactions underlying the liability were consummated between related parties.

   Note 7 - Subsequent event:

        In June 1996, the Company s stock was sold to Help at Home, Inc., a national home health care provider for an amount in excess of book value. The note payable-stockholder was repaid in connection with the sale.